SUPPLEMENT TO THE PROSPECTUS

TMK/United Funds, Inc.

The following information replaces the disclosure regarding management of United Income Portfolio in the section entitled "Management" on page 37:

Russell E. Thompson and James D. Wineland are primarily responsible for the day-to-day management of the portfolio of Income Portfolio. Mr. Thompson has held his responsibilities for Income Portfolio since July 1991, the Portfolio's inception. He is Senior Vice President of the Manager and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. He is Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, the Manager, since January 1976 and has been an employee of Waddell & Reed, Inc. and its successor, the Manager, since March 1971.

Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of the Manager. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, the Manager, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, the Manager, since November 1984. Other members of the Manager's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

To be attached to the cover page of the Prospectus of TMK/United Funds, Inc. dated April 4, 1997, as previously supplemented.

This Supplement is dated July 1, 1997.

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